                                                                  Exhibit 10.15

                            PUT AND CALL AGREEMENT

         This Agreement is made as of December 15, 1997 between DLJMB Funding II, Inc., DLJ Merchant Banking Partners II, L,P., DLJ Merchant Banking Partners II-A, L.P., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A. L.P., DLJ FIRST ESC L.P., DLJ OFFSHORE Partners II. C.V., DLJ EAB Partners, L.P. and UK Investment Plan 1997 Partners (collectively the "DLJMB Parties"), Roger L. Barnett ("RLB") and AHC I Acquisition Corp., a Delaware corporation (the "Company").

                                    RECITALS

         A. RLB is a party to a Management Securities Purchase Agreement with the Company dated as of the date hereof (The "Purchase Agreement") pursuant to which RLB shall purchase 90,000 shares (the "Covered RLB Shares") of common stock, par value $.01 per share (the "Common").

         B. The Company has granted to RLB an option (the "RLB Preferred Option") to purchase shares of its 15% Senior Preferred Stock due 2012, par value $.01 per share (the "Preferred") pursuant to that certain Replacement Stock Option between the Company and RLB dated the date hereof. The RLB Preferred Option and other shares of Preferred Acquired pursuant thereto together with the Covered RLB Shares are collectively referred to herein as the "RLB Equity Interests". The term RLB Equity Interests shall not include the remaining 44,325 shares of Common acquired by RLB on the date hereof.

         C. The DLJMB Parties own a majority of the outstanding Common and outstanding Preferred.

         The parties hereto desire to enter into this Agreement to provide for certain repurchase rights and to provide certain other rights and obligations in respect thereto as hereinafter provided.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Put Option

         The DLJMB Parties hereby severally (in accordance with the allocation among the DLJMB Parties set forth on Exhibit A) grant to RLB an irrevocable option (the "Put Option") to require the DLJMB Parties to purchase all of the RLB Equity Interests upon the terms and subject to the conditions set forth below in the event that RLB ceases to be employed by the Company or any of its subsidiaries by resignation (which may be effective immediately) or otherwise for any reason on or prior to February 2, 1998. The Put Option may be exercised by written notice ("Put Option Notice") delivered by RLB to the DLJMB

Parties on or prior to February 2, 1998. The purchase price to be paid for the RLB Equity Interests pursuant to the exercise of the Put Option shall be $2,590,000 in cash.

         2. Call-Option

         RLB hereby grants to the DLJMB Parties an irrevocable option (the "Call Option") to purchase from RLB all of the RLB Equity Interests (in accordance with the allocation among the DLJMB Parties set forth on Exhibit A) upon the terms and subject to the conditions set forth below in the event that RLB ceases to be employed by the Company or any of its subsidiaries by resignation (which may be effective immediately) or otherwise for any reason on or prior to February 2, 1998. The Call Option may be exercised by written notice (the "Call Option Notice") delivered by the DLJMB Parties to RLB on or prior to February 2, 1998. The purchase price to be paid for the RLB Equity Interests pursuant to exercise of the Call Option shall be $2,590,000 in cash.

         3. Closing

         The closing for any sale of the RLB Equity Interests pursuant to an exercise of the Put Option or Call Option shall take place at the offices of Sonnenschein Nath & Rosenthal, 1221 Avenue of the Americas, New York, New York at 10:00 a.m. on the fifth business day after the date on which either the Put Option Notice or Call Option Notice, as the case may be, is delivered or at such other time and place as shall be agreed upon by the parties. The DLJMB Parties' obligation to purchase the RLB Equity Interests shall be subject solely to the conditions that the Put Option or Call Option as the case may be has been validly exercised and that the RLB Equity Interests are free and clear of all liens, claims, pledges and encumbrances ("Liens") other than restrictions on transfer under federal and state securities laws. At the time of the closing of the sale of the RLB Equity Interests pursuant to any exercise of the Put Option or Call Option, RLB, the DLJMB Parties and the Company shall execute and deliver to each other such documents as either reasonably requests to carry out the provisions of this Agreement. Prior to closing, RLB shall have exercised the RLB Preferred Option in order to deliver to the DLJMB Parties the shares of Preferred issuable upon exercise of the RLB Preferred Option unless otherwise specified in writing by the DLJMB Parties. At the closing, RLB shall deliver to the DLJMB Parties a certificate for the Covered RLB Shares and the Preferred issued upon exercise of the RLB Preferred Option (or the Preferred Option, as the case may be), duly endorsed in blank or with stock powers attached duly executed in blank and in proper form for transfer. The DLJMB Parties shall pay the purchase price for the RLB Equity Interests to RLB by wire transfer of immediately available funds to an account designated by RLB in writing as provided by RLB no less than two business days prior to closing. To the extent the DLJMB Parties shall not have paid the purchase price at closing, without limiting RLB's rights at law or in equity, the DLJMB Parties shall pay to RLB, in addition to the purchase price, interest on the purchase price at an annual rate of 18% until such time as the DLJMB Parties shall have paid the purchase price, together with any costs or expenses incurred by RLB in connection with such failure to pay hereunder including all reasonable legal fees and expenses. To the extent RLB shall not have delivered at closing certificates for the Covered RLB Shares and the Preferred (or such other reasonably acceptable documentation in the event such certificates are lost or destroyed) in the aforesaid manner, without limiting the DLJMB Parties' rights at law or in equity, the purchase price payable to RLB shall be reduced at an annual rate of 18% until such time as RLB shall have delivered such certificates or such other reasonably acceptable documentation and RLB shall pay to the DLJMB Parties any costs or expenses incurred by the DLJMB Parties in connection with such failure of delivery hereunder including all reasonable legal fees and expenses.

         4. RLB Representations and Warranties. RLB represents and warrants to the DLJMB Parties and Company as follows:

            4.1. RLB owns the RLB Equity Interests free and clear of all Liens other than restrictions on transfer under federal and state securities laws.

            4.2. This Agreement has been duly and validly executed and delivered by RLB and constitutes a valid and binding obligation of RLB, enforceable against RLB in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            4.3. The execution, delivery and performance of this Agreement by RLB do not: (i) constitute a breach, or a violation of, or a default under, any law, rule or regulation, agreement, indenture, deed of trust, mortgage, loan agreement or other agreement or instrument to which RLB is a party or by which RLB is bound; (ii) constitute a violation of any order, judgment or decree to which RLB is bound; or (iii) result in the creation of any Lien upon any of the assets or properties of RLB, including any of the RLB Equity Interests.

            4.4. No consent, approval, waiver or authorization from any individual, partnership, corporation, company, limited liability company, trust or other entity (each a "Person") and all governmental and regulatory authorities, domestic and foreign (collectively, "Consents") or notice or filing with any such authorities is required to be obtained or made by RLB in connection with the execution or delivery of this Agreement or the consummation of the transactions contemplated hereby.

         5. Representations and Warranties of DLJMB Parties AND THE Company. Each of the DLJMB Parties and the Company hereby represents and warrants to RLB as follows:

            5.1. Such party is an entity duly organized, existing and in good standing under the laws of its respective jurisdiction of organization. Such party has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such party and the performance by such party of its obligations hereunder and the consummation by such party of the transactions contemplated hereby have been duly authorized pursuant to and in accordance with the laws governing such party and no other proceedings on the part of such party are necessary to authorize such execution, delivery and performance, This Agreement has been duly and validly executed and delivered by such party and constitutes a valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law),

            5.2. The execution, delivery and performance by such parry of this Agreement and the transactions contemplated hereby do not and will not conflict with or result in any violation of, or constitute a breach or default under, any term of the charter documents, by-laws or other organizational documents of such party, of any agreement, permit or other instrument to which such party is a party or by which such party is subject, or any law, regulation, order, judgment or decree of any court or other governmental or regulatory authority to which such party is subject,

            5.3. Such party has obtained all necessary Consents of and made or provided all necessary notices or filings to all governmental and regulatory authorities, domestic and foreign, and of all other Persons required in connection with the execution, delivery and performance by such party of this Agreement and the consummation of the transactions contemplated hereby, including under such party's financing documents,

            5.4. Each such party has and will have as of the closing for any sale of the RLB Equity Interests pursuant to an exercise of the Put Option or Call Option all funds necessary to consummate the transactions contemplated by this Agreement.

            6. Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns including ANY heirs or representatives; provided, however, that no party shall assign or delegate this Agreement or any of its rights or obligations created hereunder without the prior consent of the other parties, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, the DLJMB Parties may assign their rights and obligations hereunder to AHC I Acquisition Corp. or one of its subsidiaries, but such assignment shall not relieve or affect in any way the DLJMB Parties of their obligations hereunder, including RLB's ability to seek recourse against the DLJMB Parties in the event of a failure to perform hereunder by any such assignee. RLB agrees that he shall not sell, assign or otherwise transfer the Covered RLB Shares prior to termination of the time period during which the Put Option or the Call Option may be exercised or, if exercised, at any time other than pursuant to the terms hereof to the DLJMB Parties or their designees.

            7. Notices. All notices, requests, consents, instructions and other communications required or permitted to be given hereunder shall be in writing and hand delivered, sent by nationally-recognized, next-day delivery service or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed as set forth below; receipt shall be deemed to occur on the earlier of the date of actual receipt or receipt by the sender of confirmation that the delivery was completed or that the addressee has refused to accept such delivery or has changed its address without giving notice of such change as set forth herein.

a.       if to the Company or any of the DLJMB Parties as follows:

         DLJ Merchant Banking II, Inc.

         277 Park Avenue, 19th Floor
         New York, New York 10172
         Attention: Thompson Dean

         with a copy to counsel for the DLJMB Parties:

         Donaldson, Lufkin & Jenrette Securities Corporation
         277 Park Avenue
         New York, New York 10172
         Attention: Ivy Dodes

         with a copy to counsel for the Company:

         Weil, Gotshal & Manges LLP
         100 Crescent Court, Suite 1300
         Dallas, Texas 75201
         Attention: R. Scott Cohen

b.       if to RLB, as follows:

         Roger L. Barnett
         903 Park Avenue
         New York, NY 10021

         with a copy to counsel for RLB:

         Sonnenschein Nath & Rosenthal
         8000 Sears Tower
         Chicago, IL 60606
         Attention: Donald G. Lubin
                    Michael M. Froy

or such other address or persons as the parties may from time to time designate in writing in the manner provided in this Section.

         8. Entire Agreement. This Agreement represents the entire agreement and understanding, of the parties hereto with respect to the transactions contemplated herein and no representations, warranties or covenants have been made in connection with this Agreement, other than those expressly set forth herein and therein. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements among the parties relating to the subject matter of this Agreement and such other agreements and all prior drafts of this Agreement and such other agreements are merged into this Agreement.

         9. Amendments and Waivers. This Agreement may be amended. superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the DLJMB Parties, RLB and the Company or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

         10. Severability. This Agreement shall be deemed severable and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof,

         11. Headings. The article and section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

         12. Governing Law; Jurisdiction; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. without giving effect to choice of law principles. The parties agree that (a) the United States District Court for the State of New York (or, in the absence of diversity jurisdiction, the courts of the State of New York) shall have exclusive jurisdiction of any action or proceeding relating to, or arising under or in connection with this Agreement and each party consents to personal jurisdiction of such courts and waives any objection to such courts' jurisdiction, and (b) service of any summons and complaint or other process in any such action or proceeding may be made by registered or certified mail directed to each party at the address set forth in Section 7, and service so made shall be deemed to be completed upon the earlier of actual receipt or five days after posting, each party hereby waiving personal service thereof.

         13. No Third Party Beneficiaries. Except as expressly contemplated in this Agreement, this Agreement shall be binding upon and inure solely to the benefit of each party hereto and nothing in this Agreement is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

         14. Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party. Without limiting the generality of the foregoing, the parties acknowledge that they have jointly participated in the negotiation and drafting of this Agreement and that in the event of an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

                                         DLJMB FUNDING II, INC.

                                         By: /s/ David Wittels
                                             ----------------------------------
                                             David Wittels,
                                             Attorney-in-Fact

                                         DLJ MERCHANT BANKING PARTNERS II, L.P.

                                         By: DLJ MERCHANT BANKING II, INC.,
                                             Managing General Partner

                                             By: /s/ David Wittels
                                                -------------------------------
                                                David Wittels,
                                                Attorney-in-Fact

                                         DLJ MERCHANT BANKING PARTNERS II-A L.P.

                                         By: DLJ MERCHANT BANKING II, INC.,
                                             Managing General Partner

                                             By: /s/ David Wittels
                                                -------------------------------
                                                David Wittels,
                                                Attorney-in-Fact

                                         DLJ DIVERSIFIED PARTNERS, L.P.

                                         By: DLJ DIVERSIFIED PARTNERS, INC.

                                             By: /s/ David Wittels
                                                -------------------------------
                                                David Wittels,
                                                Attorney-in-Fact

                                        DLJ DIVERSIFIED PARTNERS-A, L.P.

                                        By:  DLJ DIVERSIFIED PARTNERS, INC.

                                             By: /s/ David Wittels
                                                -------------------------------
                                                David Wittels,
                                                Attorney-in-Fact

                                        DLJ MILLENNIUM PARTNERS, L.P.

                                        By:  DLJ MERCHANT BANKING II, INC.

                                             By: /s/ David Wittels
                                                -------------------------------
                                                David Wittels,
                                                Attorney-in-Fact

                                        DLJ MILLENNIUM PARTNERS-A, L.P.

                                        By:  DLJ MERCHANT BANKING II, INC.

                                             By: /s/ David Wittels
                                                -------------------------------
                                                David Wittels,
                                                Attorney-in-Fact

                                        DLJ FIRST ESC L.P.

                                        By:  DLJ LBO PLANS MANAGEMENT
                                             CORPORATION
                                             General Part

                                             By: /s/ David Wittels
                                                -------------------------------
                                                David Wittels,
                                                Attorney-in-Fact

                                        DLJ OFFSHORE PARTNERS II, C.V.

                                        By:  DLJ MERCHANT BANKING II, INC.
                                             Managing General Partner

                                             By: /s/ David Wittels
                                                -------------------------------
                                                David Wittels,
                                                Attorney-in-Fact

                                        DLJ EAB PARTNERS, L.P.

                                        By:  DLJ LBO PLANS MANAGEMENT
                                             CORPORATION

                                             By: /s/ David Wittels
                                                -------------------------------
                                                David Wittels,
                                                Attorney-in-Fact

                                        UK INVESTMENT PLAN 1997 PARTNERS

                                        By:  DONALDSON LUFKIN & JENRETTE, INC.

                                             By: /s/ David Wittels
                                                -------------------------------
                                                David Wittels,
                                                Attorney-in-Fact

                                        /s/ Roger L. Barnett
                                        ---------------------------------------
                                        Roger L. Barnett

                                        AHC I ACQUISITION CORP.

                                        By:
                                            -----------------------------------
                                            Name:
                                            Title:

                   FIRST AMENDMENT TO PUT AND CALL AGREEMENT


         This First Amendment to Put and Call Agreement (this "Amendment"), dated February 2, 1998, by and among DLJMB Funding II, Inc., DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJ First ESC L.P., DLJ Offshore Partners II, C.V., DLJ EAB Partners, L.P. and UK Investment Plan 1997 Partners (collectively, the "DLJMB Parties"), Roger L. Barnett ("RLB") and AHC I Acquisition Corp., a Delaware corporation (the "Company").


                                    RECITALS

         WHEREAS, the DLJMB Parties, RLB and the Company entered into that certain Put and Call Agreement, dated as of December 15, 1997 (the "Agreement"); and

         WHEREAS, the DLJMB Parties, RLB and the Company desire to amend certain provisions of the Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto agree as follows:


                                   ARTICLE 1.

                             AMENDMENT OF AGREEMENT

         Section 1.1. Amendment to Section 1. Section 1 (Put Option) of the Agreement is amended by deleting "February 2, 1998" and inserting "April 1, 1998" in lieu thereof in each place where "February 2, 1998" appears in such
Section 1.

         Section 1.2. Amendment to Section 2. Section 2 (Call Option) of the Agreement is amended by deleting "February 2, 1998" and inserting "April 1, 1998" in lieu thereof in each place where "February 2, 1998" appears in such
Section 2.

                                   ARTICLE 2.

                                 MISCELLANEOUS

         Section 2.1. Defined Terms. All capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Agreement as hereby amended.

         Section 2.2. Effect of Amendment. Except as specifically provided herein, the Agreement is in all respects ratified and confirmed. All of the terms, conditions and provisions of the Agreement as hereby amended shall be and remain in full force and effect.

         Section 2.3. Entire Agreement. This Amendment and the unaltered portions of the Agreement represent the entire agreement and understanding of the parties to the Agreement with respect to the transactions contemplated herein and therein, and no representations, warranties or covenants have been made in connection with this Amendment or the Agreement, other than those expressly set forth herein and therein. This Amendment and the unaltered portions of the Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements among the parties relating to the subject matter of this Amendment and the Agreement and such agreements and all prior drafts of this Amendment and the Agreement and such other agreements are merged into this Amendment and the unaltered portions of the Agreement.

         Section 2.4. Amendments and Waivers. This Amendment and the Agreement as hereby amended may be amended, superseded, cancelled, renewed or extended, and the terms hereof and thereof may be waived, only by a written instrument signed by the DLJMB Parties, RLB and the Company or, in the case of a waiver, by the party waiving compliance.

         Section 2.5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to choice of laws principles.

         This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.


                             AHC I ACQUISITION CORP.


                             By:  /s/ David Wittels
                                  ---------------------------------------------
                                      David Wittels
                                      Vice President




                             /s/ Roger L. Barnett
                             --------------------------------------------------
                                      Roger L. Barnett


                             DLJMB FUNDING II, INC.


                             By:  /s/ David Wittels
                                  ---------------------------------------------
                                      David Wittels
                                      Attorney-in-Fact

                             DLJ MERCHANT BANKING PARTNERS II, L.P.

                             By: DLJ MERCHANT BANKING II, INC.
                                      Managing General Partner


                                      By:  /s/ David Wittels
                                           ------------------------------------
                                               David Wittels
                                               Attorney-in-Fact

                             DLJ MERCHANT BANKING PARTNERS II-A, L.P.

                             By: DLJ MERCHANT BANKING II, INC.
                                      Managing General Partner


                                      By:  /s/ David Wittels
                                           ------------------------------------
                                               David Wittels
                                               Attorney-in-Fact


                             DLJ DIVERSIFIED PARTNERS, L.P.

                             By: DLJ DIVERSIFIED PARTNERS, INC.


                                      By:  /s/ David Wittels
                                           ------------------------------------
                                               David Wittels
                                               Attorney-in-Fact


                             DLJ DIVERSIFIED PARTNERS-A, L.P.

                             By: DLJ DIVERSIFIED PARTNERS, INC.


                                      By:  /s/ David Wittels
                                           ------------------------------------
                                               David Wittels
                                               Attorney-in-Fact

                             DLJ MILLENNIUM PARTNERS, L.P.

                             By: DLJ MERCHANT BANKING II, INC.


                                      By:  /s/ David Wittels
                                           ------------------------------------
                                               David Wittels
                                               Attorney-in-Fact

                             DLJ MILLENNIUM PARTNERS-A, L.P.

                             By: DLJ MERCHANT BANKING II, INC.


                                      By:  /s/ David Wittels
                                           ------------------------------------
                                               David Wittels
                                               Attorney-in-Fact

                             DLJ FIRST ESC L.P.

                             By: DLJ LBO PLANS MANAGEMENT CORPORATION General Partner


                                      By: /s/ David Wittels
                                           ------------------------------------
                                               David Wittels
                                               Attorney-in-Fact

                             DLJ OFFSHORE PARTNERS II, C.V.

                             By: DLJ MERCHANT BANKING II, INC.
                                      Managing General Partner


                                      By: /s/ David Wittels
                                           ------------------------------------
                                               David Wittels
                                               Attorney-in-Fact

                             DLJ EAB PARTNERS, L.P.

                             By:      DLJ LBO PLANS MANAGEMENT CORPORATION


                                      By: /s/ David Wittels
                                           ------------------------------------
                                               David Wittels
                                               Attorney-in-Fact

                             UK INVESTMENT PLAN 1997 PARTNERS

                             By:      DONALDSON LUFKIN & JENRETTE, INC.


                                      By: /s/ David Wittels
                                           ------------------------------------
                                               David Wittels
                                               Attorney-in-Fact

                   SECOND AMENDMENT TO PUT AND CALL AGREEMENT


         This Second Amendment to Put and Call Agreement (this "Amendment"), dated April 1, 1998, by and among DLJMB Funding II, Inc., DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A, L.P., DLJ First ESC L.P., DLJ Offshore Partners II, C.V., DLJ EAB Partners, L.P. and UK Investment Plan 1997 Partners (collectively, the "DLJMB Parties"), Roger L. Barnett ("RLB") and AHC I Acquisition Corp., a Delaware corporation (the "Company").


                                    RECITALS

         WHEREAS, the DLJMB Parties, RLB and the Company entered into that certain Put and Call Agreement, dated as of December 15, 1997, and that certain First Amendment to Put and Call Agreement, dated as of February 2, 1998 (as amended, the "Agreement"); and

         WHEREAS, the DLJMB Parties, RLB and the Company desire to amend certain provisions of the Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto agree as follows:


                                   ARTICLE 1.

                             AMENDMENT OF AGREEMENT

         Section 1.1. Amendment to Section 1. Section 1 (Put Option) of the Agreement is amended by deleting "April 1, 1998" and inserting "April 15, 1998" in lieu thereof in each place where "April 1, 1998" appears in such Section 1.

         Section 1.2. Amendment to Section 2. Section 2 (Call Option) of the Agreement is amended by deleting "April 1, 1998" and inserting "April 15, 1998" in lieu thereof in each place where "April 1, 1998" appears in such Section 2.

                                   ARTICLE 2.

                                 MISCELLANEOUS

         Section 2.1. Defined Terms. All capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Agreement as hereby amended.

         Section 2.2. Effect of Amendment. Except as specifically provided herein, the Agreement is in all respects ratified and confirmed. All of the terms, conditions and provisions of the Agreement as hereby amended shall be and remain in full force and effect.

         Section 2.3. Entire Agreement. This Amendment and the unaltered portions of the Agreement represent the entire agreement and understanding of the parties to the Agreement with respect to the transactions contemplated herein and therein, and no representations, warranties or covenants have been made in connection with this Amendment or the Agreement, other than those expressly set forth herein and therein. This Amendment and the unaltered portions of the Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements among the parties relating to the subject matter of this Amendment and the Agreement and such agreements and all prior drafts of this Amendment and the Agreement and such other agreements are merged into this Amendment and the unaltered portions of the Agreement.

         Section 2.4. Amendments and Waivers. This Amendment and the Agreement as hereby amended may be amended, superseded, cancelled, renewed or extended, and the terms hereof and thereof may be waived, only by a written instrument signed by the DLJMB Parties, RLB and the Company or, in the case of a waiver, by the party waiving compliance.

         Section 2.5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to choice of laws principles.

         This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.


                              AHC I ACQUISITION CORP.


                              By:  /s/ David Wittels
                                   --------------------------------------------
                                       David Wittels
                                       Vice President




                              /s/ Roger L. Barnett
                              -------------------------------------------------
                                       Roger L. Barnett


                              DLJMB FUNDING II, INC.


                              By:  /s/ David Wittels
                                   --------------------------------------------
                                       David Wittels
                                       Attorney-in-Fact

                              DLJ MERCHANT BANKING PARTNERS II, L.P.

                              By: DLJ MERCHANT BANKING II, INC.
                                       Managing General Partner


                                       By:  /s/ David Wittels
                                           ------------------------------------
                                                David Wittels
                                                Attorney-in-Fact

                              DLJ MERCHANT BANKING PARTNERS II-A, L.P.

                              By: DLJ MERCHANT BANKING II, INC.
                                       Managing General Partner


                                       By:  /s/ David Wittels
                                           ------------------------------------
                                                David Wittels
                                                Attorney-in-Fact

                              DLJ DIVERSIFIED PARTNERS, L.P.

                              By: DLJ DIVERSIFIED PARTNERS, INC.


                                       By:  /s/ David Wittels
                                           ------------------------------------
                                                David Wittels
                                                Attorney-in-Fact

                              DLJ DIVERSIFIED PARTNERS-A, L.P.

                              By: DLJ DIVERSIFIED PARTNERS, INC.


                                       By:  /s/ David Wittels
                                           ------------------------------------
                                                David Wittels
                                                Attorney-in-Fact

                              DLJ MILLENNIUM PARTNERS, L.P.

                              By: DLJ MERCHANT BANKING II, INC.


                                       By:  /s/ David Wittels
                                           ------------------------------------
                                                David Wittels
                                                Attorney-in-Fact

                              DLJ MILLENNIUM PARTNERS-A, L.P.

                              By: DLJ MERCHANT BANKING II, INC.


                                       By:  /s/ David Wittels
                                           ------------------------------------
                                                David Wittels
                                                Attorney-in-Fact

                              DLJ FIRST ESC L.P.

                              By: DLJ LBO PLANS MANAGEMENT CORPORATION General Partner


                                       By: /s/ David Wittels
                                           ------------------------------------
                                                David Wittels
                                                Attorney-in-Fact

                              DLJ OFFSHORE PARTNERS II, C.V.

                              By: DLJ MERCHANT BANKING II, INC.
                                       Managing General Partner


                                       By: /s/ David Wittels
                                           ------------------------------------
                                                David Wittels
                                                Attorney-in-Fact

                              DLJ EAB PARTNERS, L.P.

                              By:      DLJ LBO PLANS MANAGEMENT CORPORATION


                                       By: /s/ David Wittels
                                           ------------------------------------
                                                David Wittels
                                                Attorney-in-Fact

                              UK INVESTMENT PLAN 1997 PARTNERS

                              By:      DONALDSON LUFKIN & JENRETTE, INC.


                                       By: /s/ David Wittels
                                           ------------------------------------
                                                David Wittels
                                                Attorney-in-Fact